Exhibit 10.6

TERMINATION AGREEMENT

This Termination Agreement (the “Agreement”) is made as of May 14, 2004 by and among those persons and entities listed on the signature pages attached hereto (each individually a “Party” and collectively, the “Parties”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement (as defined below).

WHEREAS, on April 27, 2004, LD Holdings, Inc., a Delaware corporation (“LDH”), Lazy Days’ R.V. Center, Inc., a Florida corporation and wholly owned subsidiary of LDH (“Lazy Days”, and together with LDH, collectively referred to herein as the “Companies”), the Employee Stock Ownership Plan and Trust for the Employees of Lazy Days (the “ESOP”), RV Acquisition Inc., a Delaware corporation (the “Buyer”), the Sellers and the Sellers’ Representative, entered into that certain Stock Purchase Agreement (the “Purchase Agreement”), pursuant to which the Buyer has agreed to purchase from the ESOP and the Sellers all of their respective shares of capital stock of LDH  (other than the Seller Contributed Shares and the Wallace Contributed Shares) (the “Transaction”); and

WHEREAS, the Parties executed that certain Floor Price Agreement, dated June 5, 2002 (the “Floor Price Agreement”); and

WHEREAS, the Parties agree and acknowledge that this Agreement is a condition to the closing of the Transaction and is inducement to the Buyer to enter into the Purchase Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                       Termination. The Parties hereby terminate the Floor Price Agreement, effective upon the consummation of the Transaction, and hereby acknowledge and agree that, effective upon the consummation of the Transaction, all rights and obligations of Parties under and pursuant to the Floor Price Agreement is hereby terminated, cancelled, waived and of no further force or effect whatsoever.

2.                                       Effectiveness. The effectiveness of this Agreement is expressly conditioned upon the consummation of the Transaction provided in the Purchase Agreement.

3.                                       Successors and Assigns. The obligations imposed and the rights conferred by this Agreement shall be binding upon and inure to the benefit of the respective heirs (including estates), successors and permitted assigns of the Parties hereto.

4.                                       Enforceability.  If any provision of the Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other provision of this Agreement, and the Agreement shall be carried out as if any such invalid or unenforceable provision were not contained herein.

5.                                       Headings.  Section and other headings in this Agreement are inserted solely as a matter of convenience and for reference, and are not a part of this Agreement.

6.                                       Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

7.                                       Entire Agreement.  This Agreement contains the entire agreement between the Parties hereto with respect to the transactions contemplated herein.

8.                                       Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

[Signature page to follow]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be signed as of the date first above written.

LD HOLDINGS, INC., a Delaware corporation

By:	/s/ Charles L. Thibault
Name:	Charles L. Thibault
Title:	Chief Financial Officer

LAZY DAYS’ R.V. CENTER, INC., a Florida corporation

By:	/s/ Charles L. Thibault
Name:	Charles L. Thibault
Title:	Chief Financial Officer

LDRV HOLDINGS CORP., a Florida corporation

By:	/s/ Charles L. Thibault
Name:	Charles L. Thibault
Title:	Chief Financial Officer

ALLIANCE HOLDINGS, INC., a Pennsylvania corporation

By:	/s/ John D. Hollyday
Name:	John D. Hollyday
Title:	Vice President

DONALD W. WALLACE:

/s/ Donald W. Wallace
Donald W. Wallace

PPM AMERICA SPECIAL INVESTMENTS FUND, L.P.

By:	PPM America, Inc., as Attorney-in-Fact

By:	/s/ Stuart J. Lissner
Name:	Stuart J. Lissner
Title:	Managing Director

PPM AMERICA SPECIAL INVESTMENTS CBO II, L.P.

By:	PPM America, Inc., as Attorney-in-Fact

By:	/s/ Stuart J. Lissner
Name:	Stuart J. Lissner
Title:	Managing Director

LION CONNECTICUT HOLDINGS, INC., as successor by merger to RELIASTAR FINANCIAL CORP.

By:	/s/ David S. Pendergrass
Name:	David S. Pendergrass
Title:	Vice President and Treasurer

PB CAPITAL CORPORATION

By:	/s/ Christopher J. Ruzzi
Name:	Christopher J. Ruzzi
Title:	Vice President

PB CAPITAL CORPORATION

By:	/s/ Lisa Moraglia
Name:	Lisa Moraglia
Title:	Assistant Vice President

THE PROVIDENT BANK

By:	/s/ Christopher B. Gribble
Name:	Christopher B. Gribble
Title:	Vice President

JAMES L. FARNSWORTH, NOT IN HIS INDIVIDUAL CAPACITY, BUT SOLELY AS TRUSTEE OF THE EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST FOR THE EMPLOYEES OF LAZY DAYS AS DIRECTED BY CONSULTING FIDUCIARIES, INC., THE ESOP FIDUCIARY

By:	/s/ James L. Farnsworth
Name:	James L. Farnsworth, solely as Trustee